UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Owens Corning Parkway
Toledo, Ohio	43659
(Address of Principal Executive Offices)	(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the sale of $400,000,000 aggregate principal amount of 3.400% senior notes due 2026 by Owens Corning (the “Company”), the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-202011):

1.	Underwriting Agreement, dated as of August 3, 2016, by and among the Company, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein.

2.	Fifth Supplemental Indenture, dated as of August 8, 2016, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

3.	Form of 3.400% Senior Note due 2026 and Notation of Guarantee.

4.	Opinion of Jones Day.

5.	Opinion of Stites & Harbison PLLC.

6.	Opinion of Reinhart Boerner Van Deuren s.c.

7.	Computation of Ratio of Earnings to Fixed Charges.

8.	Consent of Jones Day.

9.	Consent of Stites & Harbison PLLC.

10.	Consent of Reinhart Boerner Van Deuren s.c.

Also, on August 8, 2016, the Company notified the holders of the Company’s outstanding 6.50% senior notes due 2016 (the “2016 Notes”) of its election to redeem all of the outstanding 2016 Notes, of which there was an aggregate principal amount of $158,000,000 outstanding. The date fixed for the redemption of the 2016 Notes is September 7, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of August 3, 2016, by and among the Company, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein.

4.1	Fifth Supplemental Indenture, dated as of August 8, 2016, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 3.400% Senior Note due 2026 and Notation of Guarantee (included in Exhibit 4.1).

5.1	Opinion of Jones Day.

5.2	Opinion of Stites & Harbison PLLC.

5.3	Opinion of Reinhart Boerner Van Deuren s.c.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Jones Day (included in Exhibit 5.1).

23.2	Consent of Stites & Harbison PLLC (included in Exhibit 5.2).

23.3	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

August 8, 2016	By:	/s/ Raj B. Dave
Vice President and Assistant Secretary

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of August 3, 2016, by and among the Company, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein.

4.1	Fifth Supplemental Indenture, dated as of August 8, 2016, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 3.400% Senior Note due 2026 and Notation of Guarantee (included in Exhibit 4.1).

5.1	Opinion of Jones Day.

5.2	Opinion of Stites & Harbison PLLC.

5.3	Opinion of Reinhart Boerner Van Deuren s.c.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Jones Day (included in Exhibit 5.1).

23.2	Consent of Stites & Harbison PLLC (included in Exhibit 5.2).

23.3	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.3).